EXHIBIT 99.1

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) by and among Arkados Group, Inc. (formerly CDKNET.COM, Inc., a Delaware corporation, the “Company”) and each of the other parties set forth on the signature pages herein (each a “Holder” and collectively, the “Holders”) is entered into and effective as of date it is executed by the Company.

WHEREAS, the Company previously entered into a Securities Purchase Agreement dated, December 28, 2005 (the “First Purchase Agreement”), as amended on February 1, 2006, February 24, 2006, March 31, 2006, September 26, 2006, October 28, 2006, November 30, 2006, June 8, 2007, February 28, 2007, March 6, 2007, May 2, 2007, May 30, 2007, May 31, 2007, December 6. 2007 and December 28, 2007 whereby the Company issued and sold to certain Holders the Company’s 6% Secured Convertible Debentures due December 28, 2008 (the “First Debentures”) as follows:

(a)           $2,000,000 principal amount of First Debentures on December 28, 2005,
(b)           $375,884.38 principal amount of First Debentures on February 1, 2006,
(c)           $500,000 principal amount of First Debentures on February 24, 2006 and
(d)	$500,000 principal amount of First Debentures on March 31, 2006,

for an aggregate principal amount of all First Debentures issued equal to $3,375,884.38.

WHEREAS, the Company previously entered into a Securities Purchase Agreement dated, June 30, 2005 (the “Second Purchase Agreement” and together with the First Purchase Agreement, the “Purchase Agreements”), as amended on September 26, 2006, October 28, 2006, November 30, 2006, June 8, 2007, February 28, 2007, March 6, 2007, May 2, 2007, May 30, 2007, May 31, 2007, December 6, 2007 and December 28, 2007 whereby the Company issued and sold to certain Holders the Company’s 6% Secured Convertible Debentures due December 28, 2008 (the “Second Debentures” and together with the First Debentures, the “Debentures”) as follows:

(a)           $1,773,470.83 principal amount of Second Debentures on June 30, 2006,
(b)           $250,000 principal amount of Second Debentures on September 26, 2006,
(c)           $250,000 principal amount of Second Debentures on October 28, 2006,
(d)	$400,000 principal amount of Second Debentures on November 30, 2006,
(e)	$288,000 principal amount of Second Debentures on June 8, 2007,
(f)	$327,000 principal amount of Second Debentures on February 28, 2007,
(g)	$20,000 principal amount of Second Debentures on March 6, 2007,
(h)	$150,000 principal amount of Second Debentures on May 7, 2007,
(i)	$610,000 principal amount of Second Debentures on May 30, 2007,
(j)	$500,000 principal amount of Second Debentures on May 31, 2007,
(k)	$855,000 principal amount of Second Debentures on December 15, 2007, and
(l)
$1,004,700.84 principal amount of Second Debentures on April 8, 2008 as an inducement for the Holders to enter into an Amendment Agreement at that time, for an aggregate principal amount of all Second Debentures issued equal to $6,239,171.67.

WHEREAS, the Company has proposed certain waivers and amendments to the First Purchase Agreements, the Second Purchase Agreements, the First Debentures and the Second Debentures, and the Warrants issued in connection with the Debentures in order to facilitate the Company raising capital by means of a sale of shares of common stock and warrants, substantially on the terms set forth on the term sheet provided to the Holders under separate cover (the “Equity Offering”).

WHEREAS, the Company has relied on the informal approval and waiver of the Holders to the conversion (the “Trident Conversion”) of $306,618.15 of principal and interest (representing 25% of such principal and interest due as of June 30, 2008) in exchange for the issuance of approximately 876,100 shares of the Company’s Common Stock to the holders of the Company’s outstanding 6% Convertible Subordinated Notes due June 30, 2008 (the “Trident Notes”), and the simultaneous amendment of the Trident Notes to extend the due date one year, from June 30, 2008 to June 30, 2009 and proposes to document such waivers.

NOW THEREFORE, for and in consideration of the above recitals, the parties to this Amendment hereby agree as follows:

1. Definitions.  All initially capitalized, undefined terms used herein shall have the meanings ascribed to such terms in each of the respective Purchase Agreements or the respective Debentures and the other agreements entered into in connection therewith.

2. Waiver of Certain Provisions by Holders.  Each Holder, severally and not jointly with the other Holders, acknowledges and agrees that it is hereby waiving the following rights it may have under the First and Second Purchase Agreement solely with respect to the Equity Financing, to the extent that such financing is consummated in whole or in part on or before October 31, 2008, and the Trident Conversion:

a)           each Holder hereby waives the Company’s compliance with the restrictions imposed by Sections 4.13 and 4.14 of the First Purchase Agreement solely as it relates to the Equity Financing; and

b)           each Holder hereby waives the Company’s compliance with the restrictions imposed by Sections 4.13 and 4.14 of the Second Purchase Agreement solely as it relates to the Equity Financing and Trident Conversion;

c)           each Holder agrees not to demand registration under the Registration Rights Agreement until December 15, 2008.

3. Amendments to the Debentures.

a)           The following text is hereby deleted from Section 2(a) of each of the Debentures:

“(provided that interest due on January 1, 2007, July 1, 2007 and January 1, 2008 upon principal outstanding on such date shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein)”;

b)          The first sentence of Section 2(a) of each of the Debentures is hereby amended to add:

“(provided that interest due on January 1, 2007, July 1, 2007, January 1, 2008, July 1, 2008 and each date on which an interest payment upon principal outstanding is due hereunder shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein)”.

c)   Subject to the Equity Financing being completed in a gross aggregate amount of not less than $750,000, and effective on the date the Company receives the proceeds of such financing, the Debentures are hereby amended by changing all occurrences of “December 28, 2008” to “June 28, 2009”, thereby extending the maturity date of the Debentures by six months to June 28, 2009.

d)   Subject to the Company completing equity financing upon any terms in no less than the gross aggregate amount of $2,000,000 (including the Equity Financing) prior to the maturity date of the Debentures, and effective on the date the Company receives the proceeds of financing which has equaled or exceeds such amount, the Debentures are hereby further amended by changing all occurrences of “June 28, 2009” to “December 28, 2009”, thereby extending the maturity date of the Debentures by an additional six months to December 28, 2009.

4. Amendment to the Definition of Exempt Issuance.  The Purchasers hereby agree to amend and restate the definition of “Exempt Issuance” set forth in Section 1.1 of the Purchase Agreement (which relates to transactions to which certain investor protections set forth in the Purchase Agreements, Debentures and Warrants do not apply) to read as follows in its entirety (marked to show changes from the definition as previously amended):

“‘Exempt Issuance’ means the issuance of (a) shares of Common Stock or options to employees, officers, directors or bona fide consultants of the Company (including shares of Common Stock issued pursuant to the exercise of such options) pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, (c) securities issued in lieu of cash payments for engineering or design services, materials, production management or similar services, provided that such securities are not and will not be registered on a registration statement, or (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (e) the issuance on or before October 31, 2008 of up to 12,000,000 shares of Common Stock together with up to 6,000,000 warrants to buy shares of Common Stock, exercisable at no less than $0.25 per share, expiring on or before the fifth anniversary of the last closing of such sale, for gross aggregate consideration (consisting of funds paid or conversion of funds previously advanced on or after April 15, 2008) of not less than $0.50 for each two shares of Common Stock and one Warrant (the “May 2008 Equity Offering”), (f) up to  $2,845,815.25  principal amount of new debentures having a conversion price of $0.25, subject to adjustment, in exchange for the cancellation of and equal principal amount of Debentures outstanding as of July 31, 2008, (g) the issuance  of  2,332,131 warrants, exercisable at $0.25 per share (in cash only on or before December 1, 2008), subject to adjustment, until December 28, 2012 in exchange for the same number of warrants outstanding exercisable at $0.85 and (h) securities issuable upon the exercise or conversion of: (i) the Warrants issued in the Equity Offering, (ii) the New Debentures described if subparagraph (f) above, (iii) and the Warrants described in subparagraph (g), above.”

5. Exchange of Securities.  In consideration of the waivers and amendments set forth herein, the Company hereby offers and each Holder (provided the gross proceeds of the Equity Offering equal or exceeds $750,000) hereby agrees to exchange:

a)
25% of the principal amount of the Debentures held by them for an equal amount of new debentures substantially in the form annexed hereto as Exhibit A (the “New Debentures”) having identical rights and terms as the Debentures being exchanged, except that the New Debentures shall have a Conversions Price of $0.25;

b)
25% of the warrants exercisable for $0.85 per share until December 28, 2012 for an equal amount of new warrants substantially in the form annexed hereto as Exhibit B (the “New Warrants”) having identical rights and terms as the warrants being exchanged, except that the New Warrants have a Exercise Price of $0.25 and are not exercisable for consideration other than cash on or before December 1, 2008; and

c)
The Holders, each for themselves and for no other Holder, reaffirm the representations set forth in Section 3.2 of the Purchase Agreements as if such representation were made on the date of this Amendment.  Further, the Company will deliver such shares of Common Stock against delivery of duly endorsed original Debentures.

6. Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Construction and Notices.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed pursuant to the terms of each of the Purchase Agreements.

8. Full Force and Effect of Purchase Agreements.  Except as expressly set forth herein, all of the terms and conditions of the Purchase Agreements and the Debentures shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein and the provisions of this Amendment, if not expressly set forth herein, shall otherwise be subject to the provisions of the Purchase Agreements.

9. Obligations Several.  The obligations of each Holder under this Amendment are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Amendment.  Nothing contained herein or in this Amendment, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment.  Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Amendment, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.  Each Holder has been represented by its own separate legal counsel in their review and negotiation of this Amendment.  The Company has elected to provide all Holders with the same terms under this Amendment for the convenience of the Company and not because it was required or requested to do so by the Holders.

IN WITNESS WHEREOF, each party has executed this Amendment as of the date first written above.

ARKADOS GROUP, INC.

By:	/s/ Barbara Kane-Burke	Dated: August 7, 2008
Name: Barbara Kane-Burke
Title: Chief Financial Officer

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Bushido Capital Master Fund, LP

Signature of Authorized Signatory of Bushido:  /s/

Name of Authorized Signatory:  Ronald S. Dagar

Title of Authorized Signatory:   Partner, Bushido Capital Partners, Ltd., its General Partner

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Gamma Opportunity Capital Partners, LP Class A

Signature of Authorized Signatory of Gamma Class A:   /s/

Name of Authorized Signatory: Jonathan P. Knight

Title of Authorized Signatory: President

Gamma Opportunity Capital Partners, LP Class C

Signature of Authorized Signatory of Gamma Class C:  /s/

Name of Authorized Signatory: Jonathan P. Knight

Title of Authorized Signatory: President

Crucian Transition, Inc.

Signature of Authorized signatory for Crucian:  /s/

Name of Authorized Signatory:  Jonathan P. Knight

Title of Authorized Signatory:   President

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Pierce Diversified Strategy Master Fund, LLC – Series BUS

Signature of Authorized Signatory of Pierce:   /s/

Name of Authorized Signatory:   Yvonne Morabito

Title of Authorized Signatory:   Attorney-In-Fact

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Andreas Typaldos Family Limited Partnership

Signature of Authorized signatory for Typaldos LP: /s/ Renee Typaldos

Name of Authorized Signatory: Renee Typaldos

Title of Authorized Signatory:   Managing Partner

Andreas Typaldos:

/s/

Kathryn Typaldos:

/s/

Cargo Holdings, LLC

Signature of Authorized Signatory of Cargo:   /s/

Name of Authorized Signatory: Renee Typaldos

Title of Authorized Signatory:  Member

Signature of Authorized Signatory of Cargo:   /s/

Name of Authorized Signatory: Gennaro Vendome

Title of Authorized Signatory:   Member

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Herbert H. Sommer:

/s/

Joel C. Schneider:

/s/

Gennaro Vendome:

/s/

William H. Carson:

/s/

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TRANSFEREE HOLDERS:

BCMF Trustees, LLC

Signature of Authorized Signatory of BCMF Trustees, LLC:   /c/

Name of Authorized Signatory:

Title of Authorized Signatory:

ACM SPV LLC
Signature of Authorized Signatory of ACM SPV LLC:

Name of Authorized Signatory:      Sherwin Kite

Title of Authorized Signatory:   Managing Member of ACM SPV Management LLC, its Investment Manager

CFRR Holdings, LLC

Signature of Authorized Signatory of CFRR Holdings, LLC:  /s/

Name of Authorized Signatory:

Title of Authorized Signatory

:

RALPH RABMAN:

/s/

Ralph Rabman, individually

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EXHIBIT A

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